                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-A



         The undersigned, a duly authorized representive of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-A Supplement (as amended and supplemented, the Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the agreement or Series Supplement, as applicable.

         2. Bank One is, as of the date hereof, the Servicer under the Agreement.

         3. The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on June 17, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding the such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i)nature of such default, (ii)the action taken by the Seller and Servicer, if any, to remedy such default and (iii)the current status of each such default.].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.[Or, if there is a Lien, such Lien consists of]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of June 1996.

BANK ONE, COLUMBUS, NA
as Servicer

By:                        /s/Gary M.  Unser
                           -----------------
                  Name:    Gary M.  Unser
                  Title:   Officer

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-B



         The undersigned, a duly authorized representive of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-B Supplement (as amended and supplemented, the Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the agreement or Series Supplement, as applicable.

         2. Bank One is, as of the date hereof, the Servicer under the Agreement.

         3. The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on June 17, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding the such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i)nature of such default, (ii)the action taken by the Seller and Servicer, if any, to remedy such default and (iii)the current status of each such default.].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.[Or, if there is a Lien, such Lien consists of]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of June 1996.

BANK ONE, COLUMBUS, NA
as Servicer

By:                        /s/Gary M.  Unser
                           -----------------
                  Name:    Gary M.  Unser
                  Title:   Officer

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1994-C



         The undersigned, a duly authorized representive of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1994-C Supplement (as amended and supplemented, the Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the agreement or Series Supplement, as applicable.

         2. Bank One is, as of the date hereof, the Servicer under the Agreement.

         3. The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on June 17, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding the such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i)nature of such default, (ii)the action taken by the Seller and Servicer, if any, to remedy such default and (iii)the current status of each such default.].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.[Or, if there is a Lien, such Lien consists of]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of June 1996.

BANK ONE, COLUMBUS, NA
as Servicer

By:                        /s/Gary M.  Unser
                           -----------------
                  Name:    Gary M.  Unser
                  Title:   Officer

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-A



         The undersigned, a duly authorized representive of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-A Supplement (as amended and supplemented, the Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the agreement or Series Supplement, as applicable.

         2. Bank One is, as of the date hereof, the Servicer under the Agreement.

         3. The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on June 17, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding the such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i)nature of such default, (ii)the action taken by the Seller and Servicer, if any, to remedy such default and (iii)the current status of each such default.].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.[Or, if there is a Lien, such Lien consists of]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of June 1996.

BANK ONE, COLUMBUS, NA
as Servicer

By:                        /s/Gary M.  Unser
                           -----------------
                  Name:    Gary M.  Unser
                  Title:   Officer

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1995-B



         The undersigned, a duly authorized representive of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1995-B Supplement (as amended and supplemented, the Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the agreement or Series Supplement, as applicable.

         2. Bank One is, as of the date hereof, the Servicer under the Agreement.

         3. The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on June 17, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding the such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i)nature of such default, (ii)the action taken by the Seller and Servicer, if any, to remedy such default and (iii)the current status of each such default.].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.[Or, if there is a Lien, such Lien consists of]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of June 1996.

BANK ONE, COLUMBUS, NA
as Servicer

By:                        /s/Gary M.  Unser
                           -----------------
                  Name:    Gary M.  Unser
                  Title:   Officer

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1996-A



         The undersigned, a duly authorized representive of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-A Supplement (as amended and supplemented, the Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the agreement or Series Supplement, as applicable.

         2. Bank One is, as of the date hereof, the Servicer under the Agreement.

         3. The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on June 17, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding the such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i)nature of such default, (ii)the action taken by the Seller and Servicer, if any, to remedy such default and (iii)the current status of each such default.].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.[Or, if there is a Lien, such Lien consists of]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of June 1996.

BANK ONE, COLUMBUS, NA
as Servicer

By:                        /s/Gary M.  Unser
                           -----------------
                  Name:    Gary M.  Unser
                  Title:   Officer

                         MONTHLY SERVICER'S CERTIFICATE
                             BANK ONE, COLUMBUS, NA

                        BANC ONE CREDIT CARD MASTER TRUST
                                  SERIES 1996-1



         The undersigned, a duly authorized representive of BANK ONE, COLUMBUS, NA, as Servicer ("Bank One"), pursuant to the Pooling and Servicing Agreement dated as November 1, 1994 (as amended and supplemented, the "Agreement"), as supplemented by the Series 1996-1 Supplement (as amended and supplemented, the Series Supplement"), between Bank One, as Seller and Servicer, and Bankers Trust Company, as Trustee, does hereby certify as follows:

         1. Capitalized terms used in this Certificate have their respective meanings as set forth in the agreement or Series Supplement, as applicable.

         2. Bank One is, as of the date hereof, the Servicer under the Agreement.

         3. The undersigned is a Servicing Officer.

         4. This Certificate relates to the Distribution Date occurring on June 17, 1996.

         5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding the such Distribution date. [Or if there has been a default in the performance of any such obligation, set forth in detail the (i)nature of such default, (ii)the action taken by the Seller and Servicer, if any, to remedy such default and (iii)the current status of each such default.].

         6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution Date.

         7. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other pursuant to the Agreement.[Or, if there is a Lien, such Lien consists of]

         IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 12th day of June 1996.

BANK ONE, COLUMBUS, NA
as Servicer

By:                        /s/Gary M.  Unser
                           -----------------
                  Name:    Gary M.  Unser
                  Title:   Officer